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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 19, 2003


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            New York                    0-28666                 14-1702188
           ---------                   --------                 ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                  Identification Number)



               122 Smith Road, Kinderhook, NY                12106
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243





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ITEM 5.  OTHER MATTERS

         On June 19, 2003, the Registrant's Board of Directors accepted the resignation of D. Joseph Gersuk from the Registrant's Board of Directors. The Registrant is unaware of any disagreement Mr. Gersuk has with the Registrant on any matter relating to the Registrant's operations, policies or practices, nor has Mr. Gersuk provided a letter outlining any such disagreements.

         On June 20, 2003, Donal V. Carroll was appointed to the Registrant's Board of Directors. Mr. Carroll is president and managing director of Redbrook Properties, a real estate investment company with holdings in Europe and North America. Mr. Carroll will replace D. Joseph Gersuk on both the Registrant's Audit and Compensation Committees.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         99.1 American Bio Medica Corporation press release dated June 23, 2003















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated:  June 23, 2003      By:      Keith E. Palmer
                              --------------------------------------------------
                                    Keith E. Palmer
                                    Chief Financial Officer




















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                                                   Exhibit Index


Exhibit No.        Description                                         Page No.
-----------        -----------                                         --------


     99.1          American Bio Medica Corporation press                  5
                   release dated June 23, 2003.




























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